UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 17, 2013

TNI BioTech, Inc.
 (Exact name of registrant as specified in its charter)

Florida
(State or other jurisdiction of incorporation)

20-1968162
(Commission File Number)	(IRS Employer Identification No.)

6701 Democracy Boulevard, Suite 300, Bethesda, Maryland 20817
(Address of principal executive offices) (Zip Code)

(888) 613-8802
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

On July 17, 2013 TNI BioTech, Inc. (“TNIB” or the “Company”) received the minutes from the June 26, 2012 meeting with the U.S. Food and Drug Administration (“FDA”) Division of Gastroenterology and Inborn Errors Products. The meeting was held to discuss the clinical and regulatory aspects of the proposed Phase III development program and future 505(b)(2) application for Low Dose Naltrexone (LDN) in the treatment of adults and pediatric patients with Crohn’s Disease.

TNIB presented their development plan to the FDA that supports our Phase III clinical studies and NDA filing. After conclusion of the Type C meeting, the Company plans to move into Phase III clinical studies in early 2014.

On July 25, 2013, the Company issued a press release regarding the receipt of the minutes. The press release is attached hereto as an exhibit.

Item 9.01   Financial Statements and Exhibits.

99.1                      Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TNI BioTech, Inc.

Date: July 26, 2013	By:	/s/ Noreen Griffin
Noreen Griffin
Chief Executive Officer

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